1 ANIXTER ANNOUNCES ACQUISITION OF HD SUPPLY’S POWER SOLUTIONS BUSINESS JULY 15, 2015 Products. Technology. Services. Delivered Globally. Exhibit 99.2

SAFE HARBOR AND NON-GAAP
FINANCIAL MEASURES

Safe
Harbor
Statement
Statements
in
this
presentation
regarding
the
proposed
transaction,
the
expected
timetable
for
completing
the
transaction,
and
any
other
statements
about
our
managements’
future
expectations,
beliefs,
goals,
plans
or
prospects
constitute
forward
looking
statements
within
the
meaning
of
the
Private
Securities
Litigation
Reform
Act
of
1995.
Any
statements
that
are
not
statements
of
historical
fact
should
also
be
considered
to
be
forward
looking
statements.
There
are
a
number
of
important
factors
that
could
cause
actual
events
to
differ
materially
from
those
indicated
by
such
forward
looking
statements,
including:
the
ability
to
consummate
the
transaction;
the
risk
that
regulatory
approvals
required
for
the
contemplated
transaction
are
not
obtained
or
are
obtained
subject
to
conditions
that
are
not
anticipated;
the
risk
that
the
financing
required
to
fund
the
transaction
is
not
obtained;
the
risk
that
the
other
conditions
to
the
closing
of
the
transaction
are
not
satisfied;
potential
adverse
reactions
or
changes
to
business
or
employee
relationships,
including
those
resulting
from
the
announcement
or
completion
of
the
transaction;
uncertainties
as
to
the
timing
of
the
closing;
any
changes
in
general
economic
and/or
industry
specific
conditions;
and
the
other
factors
described
in
our
Annual
Report
on
Form
10-K
for
the
year
ended
January
2,
2015
and
our
most
recent
Quarterly
Reports
on
Form
10-Q
each
filed
with
the
Securities
and
Exchange
Commission.
We
expressly
disclaim
any
intention
or
obligation
to
update
any
forward
looking
statements
as
a
result
of
developments
occurring
after
the
date
of
this
presentation.
Non-GAAP
Financial
Measures
This
presentation
includes
certain
financial
measures
computed
using
non-GAAP
components
as
defined
by
the
SEC.
Non-GAAP
financial
measures
provide
insight
into
selected
financial
information
and
should
be
evaluated
in
the
context
in
which
they
are
presented.
These
non-
GAAP
financial
measures
have
limitations
as
analytical
tools,
and
should
not
be
considered
in
isolation
from,
or
as
a
substitute
for,
financial
information
presented
in
compliance
with
GAAP.
Non-GAAP
financial
measures
may
not
be
comparable
to
similarly
titled
amounts
reported
by
other
companies.
Management
does
not
use
these
non-GAAP
financial
measures
for
any
purpose
other
than
the
reasons
stated
above.
EBITDA
is
defined
as
net
income
from
continuing
operations
before
interest,
income
taxes,
depreciation
and
amortization.
Adjusted
EBITDA
is
defined
as
EBITDA
before
foreign
exchange
and
other
non-operating
expense
and
non-cash
stock-based
compensation,
excluding
the
other
special
items
from
reported
financial
results,
as
defined
above.
Adjusted
EBITDA
is
presented
because
we
believe
it
is
a
useful
indicator
of
our
performance
and
our
ability
to
meet
debt
service
requirements.
It
is
not,
however,
intended
as
an
alternative
measure
of
operating
results
or
cash
flow
from
operations
as
determined
in
accordance
with
generally
accepted
accounting
principles.

AGENDA • Strategic Rationale • Power Solutions Overview • Transaction Summary 3

COMPELLING STRATEGIC RATIONALE
•
Transforms Anixter into a leading North American electrical and utility distribution platform
•
Strengthens Anixter’s product offering, providing a broader product portfolio, new supplier relationships and new customer verticals
•
Offers significant revenue and cost synergy potential
•
Delivers attractive financial returns
4
1
1
2
2
3
3
4
4
Acquisition positions Anixter to deliver significant shareholder value and drive sustainable long-term growth

TRANSFORMS ANIXTER INTO A LEADING NORTH AMERICAN
ELECTRICAL AND UTILITY DISTRIBUTION PLATFORM
Provides immediate, industry-leading scale in electrical and utility markets
Significantly expands electrical and utility product portfolio and supplier relationships
Enhances W&C segment competitive position
Increases exposure to markets with attractive growth prospects
5
Power Solutions advances our strategic imperatives
SIMPLER STRUCTURE. SHARPER FOCUS
Revenue Mix
*
Anixter Pro Forma for Tri-Ed
Power Solutions
Pro Forma
Power
Solutions
24%
*Anixter fiscal year ending January 2, 2015 and Power Solutions fiscal year ending February 1, 2015
1
1
ECS
66%
W&C
34%
Utility
67%
Electrical
33%
ECS
50%
W&C
26%
Electrical
Utility
$1.9bn
$7.8bn
$5.9bn

STRENGTHENS
ANIXTER'S
PRODUCT
OFFERING
–
BROADER
PRODUCT PORTFOLIO AND NEW CUSTOMER VERTICALS
Anixter North America W&C
Power Solutions
2
2
Broader
Product
Portfolio
Complementary
Customer
Additions
Oil and Gas
Industrial
Complex OEM
Generation
EPC
Panel Shop
New
Products
Utility / “High Voltage”
Electrical / “Low Voltage”
6
Industrial
Residential / Non-
Residential Construction
Generation
Distribution
Transmission
Note: Select customer verticals
Industrial
OEM
Natural Resources
Contractors
Manufacturing
Wire & Cable
83%
MRO
6%
Gear, Controls
and
Enclosures
1%
Other
10%
Pole Line
Equip. &
Hardware
26%
Gear, Controls
& Power
Equip.
21%
Lighting &
Fixtures
6%
Automation
6%
MRO
6%
Other
11%
Wire & Cable
24%

OFFERS SIGNIFICANT REVENUE AND COST SYNERGY
POTENTIAL
Enhanced Geographic Reach
Increased Customer Penetration
Leveraged Purchasing Scale
Other Expense Savings
Expanded Service Offerings
Expanded Product Offerings
Revenue and Cost Savings Opportunities
3
3
7
Expected to Result
in ~$25 million in
EBITDA Synergies
by Year 3

DELIVERS ATTRACTIVE FINANCIAL RETURNS
Purchase price: $825 million subject to working capital and other adjustments
Expected to be EPS accretive in year 1
Anticipated ~$25 million in run-rate EBITDA synergies by year 3
Future tax benefit with a net present value of approximately $70 million
ROIC greater than Anixter’s cost of capital by year 2
Implied 10.4x 2014 Adj. EBITDA purchase multiple
–
10.1x 2015 Adj. EBITDA
–
7.8x 2015 Adj. EBITDA including run-rate synergies
–
7.1x 2015 Adj. EBITDA including run-rate synergies and tax benefit
Outstanding Power Solutions management team will continue to drive value in the business
8
4

Financially compelling and highly strategic opportunity

THREE STRATEGIC STEPS IN THE LAST 12 MONTHS
Closed:
6/1/2015
2014 Adj. EBITDA:
$47 million
Sale Price:
$380
million
OEM Supply –
Fasteners
Closed:
9/17/2014
Adj. EBITDA*:
$36
million
Purchase Price:
$420
million
Expected Close:
Q3
2015
2014 Adj. EBITDA**:
$79
million
Purchase Price:
$825 million
2014
Q2 2015
Q3 2015
Seasoned executive team with significant acquisition integration and carve out divestiture experience

*Tri-Ed Adjusted EBITDA for the trailing twelve months ended June 30, 2014
**HD Supply Power Solutions adjusted EBITDA from HD Supply SEC filings

SIMPLER STRUCTURE. SHARPER FOCUS
Completed Sale of Fasteners Segment in 2Q 2015
Reduces complexity
Lessens EMEA exposure by ~30%
Increases North American exposure by ~10%
Improves financial profile
Simpler Structure
Acquired Tri-Ed in 4Q 2014
Brings security to $1.8 billion run rate business
Complements existing enterprise-focused security business
Enhances video, access control, intrusion and fire/life safety offering
Provides access to residential end market
Creates opportunity to expand Tri-Ed business outside North America
Announced Acquisition of Power Solutions in 3Q 2015
Expands and complements existing W&C portfolio
Increases presence in attractive Utility market
Enhances access to small/mid-size projects and MRO markets
Provides cross-selling opportunities
Sharper Focus on Core Segments

POWER SOLUTIONS OVERVIEW
•
Leading North American electric utility distributor, serving the $45 billion Utility and Electrical Market
•
Distributes electrical transmission and distribution products, power plant MRO supplies and smart-grid products
•
Serves
a
diverse
base
of
~13,000
customers,
including
Utility
Infrastructure
(Public
Power,
Investor
Owned
Utilities
“IOUs”) and Electrical
(Non-Residential and Residential Construction and Industrial)
•
Provides ~200,000 SKUs
and an extensive suite of value-added services
•
~1,800 associates
with a 700+ person sales organization
•
~130 branches
in 30 US states and 4 Canadian provinces, ~500 vehicle delivery fleet
•
Revenue of $1.9 billion and adjusted EBITDA of $79 million
for fiscal year 2014
–
Reported EBITDA does not fully reflect the incremental costs required to support the Power Solutions business
Power Solutions has a leading position in attractive growth markets
Revenue by Customer Type
Revenue by Geography
Revenue by Product
11
Note: Revenue analysis for the fiscal year ending February 1, 2015
Utility
67%
Electrical
33%
Central
28%
Southeast
27%
Northeast
20%
West
13%
Canada
12%
Pole Line
Equip. &
Hardware
26%
Wire & Cable
24%
Gear, Controls
& Power
21%
MRO
6%
Lighting &
Fixtures
6%
Automation
6%
Other
11%
Equip.

Segment
Category
Customers
Key Products
Utility
“High Voltage”
67% of Sales
Generation
•
Electrical utilities, mostly IOUs and
generation plant operators
Transmission
•
Electrical utilities, mostly IOUs and
supply chain management team
and/or electrical contractors
Distribution
•
Electrical utilities, including IOUs
and public power companies, such
as municipalities and electrical
cooperatives and/or electrical
contractors
Electrical
“Low Voltage”
33% of Sales
Point of Use
•
Electrical contractors performing
work on behalf of industrial, non-
residential or residential developers
•
MRO and sub-components for
finished product OEMs
POWER SOLUTIONS PRODUCT PORTFOLIO
12
Line Hardware
Steel Structures
Wire and Cable
Substations
Transformers
Smart Meters
Fixtures, Lighting
and Lamps
Wire and
Wiring
Devices
Breakers, Gear
and Controls
Switches, Insulators,
Arrestors and
Connectors
Conduit, Boxes
and Fittings
Fuses, Breakers
and Connectors
MRO Products
Lighting
Safety Equipment

POWER SOLUTIONS FINANCIAL PROFILE

Power Solutions delivered strong growth and significantly enhanced profitability over the past several years
Revenue
Adjusted EBITDA
($ in billions)
CAGR: ~7%
($ in millions)
CAGR: ~13%
Note:
HD
Supply
Power
Solutions’
fiscal
year
is
a
52-
or
53-week
period
ending
on
the
Sunday
nearest
January 31
Source: HD Supply Power Solutions financials from HD Supply SEC filings
$1.5
$1.6
$1.8
$1.8
$1.9
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
2010
2011
2012
2013
2014
$49
$50
$72
$76
$79
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
$100
2010
2011
2012
2013
2014

POWER SOLUTIONS GEOGRAPHIC FOOTPRINT ~130 Branches Mexico 14

TRANSACTION SUMMARY
Purchase Price
$825
million subject to working capital and other adjustments
Tax Benefit
Future tax benefits with estimated net present value of approximately
$70
million from acquired U.S. intangible assets
Consideration
100% cash
Synergies
Estimated
run-rate EBITDA synergies of approximately
$25 million by Year 3
Financial Impact
•
Expected to be accretive to EPS in the first full year of operation
*
•
Estimated pro forma net debt / LTM Q1 2015 Adjusted EBITDA of ~3.6x
**
(excluding synergies)
Financing
•
Combination of new borrowings
and available cash from sale of Fastener
segment
Timing and Closing
Conditions
•
Customary regulatory approvals
and closing conditions
•
Expected to close near the end of Q3 2015
15
*Exclusive of transaction and one-time integration expenses and incremental amortization of intangible assets
**LTM adjusted EBITDA is pro forma for 6 months of Tri-Ed and 12 months of Power Solutions. Adjusted EBITDA excludes FX and other, stock compensation and unusual items identified in the earnings releases